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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):           February 27, 2001


                              Hecla Mining Company
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
______________________________________________________________________________
                 (State or other jurisdiction of incorporation)


          1-8491                                  82-0126240
_______________________________________________________________________________
(Commission File Number)              (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                                  83815-8788
______________________________________________________________________________
(Address of principal executive offices)               (Zip Code)


                                 (208) 769-4100
______________________________________________________________________________
                         (Registrant's Telephone Number)














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Item 5.   Other Events.

          On February 27, 2001, Hecla Mining Company (the "Company") issued a news release announcing that it had entered into a definitive stock purchase agreement with Imerys USA, Inc. regarding the sale of the Company's wholly owned subsidiaries, Kentucky-Tennessee Clay Company and K-T Feldspar, for a purchase price of $62.5 million.

      The news release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99 -   News Release dated February 27, 2001




                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         HECLA MINING COMPANY




                         By:  /s/ Michael B. White
                            ---------------------------------------
                            Name:  Michael B. White
                            Title: Vice President - General Counsel


Dated:  March 8, 2001












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                                  EXHIBIT INDEX



Exhibit No.                   Title
___________                   _____



Exhibit 99 - News Release dated February 27, 2001











































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